UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant               ☒
Filed by a Party other than the Registrant       ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

NMI Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule, or Registration Statement No.:
3)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 9, 2019.

NMI HOLDINGS, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 15, 2019
Date: May 9, 2019 Time: 8:30 AM Pacific Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NMIH2019

NMI HOLDINGS, INC. 2100 POWELL STREET, 12th Floor EMERYVILLE, CA 94608
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NMIH2019 and be sure to have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT			ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/NMIH2019. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote By Phone: You can vote by telephone by accessing the materials online or reviewing your paper copy, each of which will include a proxy card containing a toll-free telephone number.

Voting Items
The Board of Directors recommends you vote FOR the Election of Directors, FOR Proposal 2, FOR the option of every 1 YEAR in Proposal 3 and FOR Proposal 4.
1.	Election of Directors
	01)	Bradley M. Shuster	06)	Michael Montgomery
	02)	Claudia J. Merkle	07)	Regina Muehlhauser
	03)	Michael Embler	08)	James H. Ozanne
	04)	James G. Jones	09)	Steven L. Scheid
	05)	Lynn McCreary
2.	Advisory approval of our executive compensation.
3.	Advisory vote on whether the frequency of the stockholder vote on our executive compensation should be every 1, 2 or 3 years.
4.	Ratification of the appointment of BDO USA, LLP as NMI Holdings, Inc.'s independent auditors.
5.	Any other matters that may properly come before the Annual Meeting.